SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 25, 2012
CAPE BANCORP, INC.
(Exact name of Registrant as specified in its charter)

Maryland (State or Other Jurisdiction of Incorporation)	001-33934 (Commission File Number)	26-1294270 (I.R.S. Employer Identification No.)

225 North Main Street, Cape May Courthouse, New Jersey 08210
 (Address of principal executive offices)

(609) 465-5600
Registrant's telephone number, including area code

Not Applicable
(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 25, 2012, Mark Benevento resigned from the Boards of Directors of Cape Bancorp, Inc. (the “Company”) and Cape Bank (the “Bank”), effective immediately. Mr. Benevento tendered his resignation for personal reasons and there was no disagreement between Mr. Benevento and the Company or the Bank.

Item 9.01	Financial Statements and Exhbits

(a)	Financial Statements of Businesses Acquired: None
(b)	Pro Forma Financial Information: None
(c)	Shell company transactions: None
(d)	Exhibits: None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPE BANCORP, INC.

Date: June 26, 2012	By:	/s/ Michael D. Devlin
Michael D. Devlin
Chief Executive Officer and President
(Duly Authorized Representative)